THE ALGER FUND
                            ALGER BALANCED PORTFOLIO

                                   Rule 18f-3
                               Multiple Class Plan


         The ALGER BALANCED PORTFOLIO (the "Portfolio") of THE ALGER FUND (the "Fund"), has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares with differing distribution arrangements, voting rights and exchange and conversion features.

         Pursuant to Rule 18f-3, the Board of Trustees of the Fund has approved and adopted this written plan (the "Plan") specifying all of the differences among the classes of shares to be offered by the Portfolio. Prior to such offering, the Plan will be filed as an exhibit to the Fund's registration statement. The Plan sets forth all the differences among the classes, including those, if any, pertaining to shareholder services, distribution arrangements, expense allocations, and conversion or exchange options.


I.       ATTRIBUTES OF SHARE CLASSES

                  This section discusses the attributes of the various classes of shares. Each share of the Portfolio represents an equal PRO RATA interest in the Portfolio and has identical voting rights, powers, qualifications, terms and conditions and, in proportion to each share's net asset value, liquidation rights and preferences. The classes differ in that: (a) each class has a different class designation; (b) only the Class A Shares are subject to a front-end sales charge ("FESC"); (c) only the Class B Shares are subject to a contingent deferred sales charge ("CDSC"), except that certain Class A shares may also be subject to a CDSC different from that to which the Class B shares are subject; (d) only the Class B Shares (as described below) are subject to distribution fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan"); (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; (f) the exchange privileges of each class differ from those of the other; and (g) as described below, record holders of certain Class B Shares will be entitled to convert those shares to Class A Shares at any time prior to a date to be determined.1/



--------
1/ Both classes of shares are subject to the same non-Rule 12b-1 shareholder servicing fee.

         A.       CLASS A SHARES

                  Class A Shares are sold to (1) retail and institutional customers and (2) persons entitled to exchange into Class A Shares under the exchange privileges of the Fund.

                  1. SALES LOADS. Class A Shares are sold subject to the current maximum FESC (with scheduled variations or eliminations of the sales charge, as permitted by the 1940 Act), except that certain Class A shares for which the FESC has been eliminated may instead be subject to a CDSC.

                  2. DISTRIBUTION AND SERVICE FEES. Class A Shares are not subject to a Rule 12b-1 distribution fee. However, they are, like the Class B Shares, subject to a shareholder servicing fee not to exceed .25% of the average daily net assets of the Portfolio.

                  3. CLASS EXPENSES. No expenses are allocated particularly to Class A Shares.

                  4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class A Shares are exchangeable for Class A Shares of the other portfolios of the Fund and for shares of the Money Market Portfolio of the Fund. Class A Shares have no conversion features.

         B.       CLASS B SHARES

                  Class B Shares are sold to (1) retail and institutional customers and (2) persons entitled to exchange into Class B Shares under the exchange privileges of the Fund. Shares of the Fund outstanding on the date that the two classes of shares are first made available will be redesignated Class B Shares.

                  1. SALES LOADS. Class B Shares are sold without the imposition of any FESC, but are subject to a CDSC (with scheduled variations or eliminations of the sales charge, as permitted by the 1940 Act).

                  2. DISTRIBUTION AND SERVICE FEES. Class B Shares are subject to a distribution fee pursuant to the Fund's Rule 12b-1 Plan not to exceed .75% of the average daily net assets of Class B and, like the Class A Shares, to a shareholder servicing fee not to exceed .25% of the average daily net assets of the Portfolio.

                  3. CLASS EXPENSES. No expenses other than the distribution fee are allocated particularly to Class B Shares.

                  4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class B Shares are exchangeable for Class B Shares of the other portfolios of the Fund and for shares of the Money Market Portfolio of the Fund. Record holders of "Qualified Class B Shares" (as defined below) will be entitled to convert those shares to Class A Shares at any time prior to a date to be determined. For this purpose, "Qualified Class B Shares" shall mean Class B Shares held of record by a broker-dealer, bank or other institution on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the record holder; and (ii) retirement and deferred compensation plans and trusts used to fund those plans.

         C.       ADDITIONAL CLASSES

                  In the future, the Portfolio may offer additional classes of shares which differ from the classes discussed above. However, any additional classes of shares must be approved by the Board, and the Plan must be amended to describe those classes.


II.      APPROVAL OF MULTIPLE CLASS PLAN

                  The Board of the Fund, including a majority of the independent Trustees, must approve the Plan initially. In addition, the Board must approve any material changes to the classes and the Plan prior to their implementation. The Board must find that the Plan is in the best interests of each class individually and the Portfolio as a whole. In making its findings, the Board should focus on, among other things, the relationships among the classes and examine potential conflicts of interest among classes regarding the allocation of fees, services, waivers and reimbursements of expenses, and voting rights. Most significantly, the Board should evaluate the level of services provided to each class and the cost of those services to ensure that the services are appropriate and that the costs thereof are reasonable. In accordance with the foregoing provisions of this Section II, the Board of the Fund has approved and adopted this Plan as of the date written below.

III.     DIVIDENDS AND DISTRIBUTIONS

                  Because of the differences in fees paid under a Rule 12b-1 Plan, the dividends payable to shareholders of a class will differ from the dividends payable to shareholders of the other class. Dividends paid to each class of shares in the Portfolio will, however, be declared and paid at the same time and, except for the differences in expenses listed above, will be determined in the same manner and paid in the same amounts per outstanding shares.


IV.      EXPENSE ALLOCATIONS

                  Income, realized and unrealized capital gains and losses, and Portfolio expenses not allocated to a particular class shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Portfolio.


Dated:  December 10, 1996

                                 THE ALGER FUND
                      ALGER SMALL CAPITALIZATION PORTFOLIO

                                   Rule 18f-3
                               Multiple Class Plan


         The ALGER SMALL CAPITALIZATION PORTFOLIO (the "Portfolio") of THE ALGER FUND (the "Fund"), has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares with differing distribution arrangements, voting rights and exchange and conversion features.

         Pursuant to Rule 18f-3, the Board of Trustees of the Fund has approved and adopted this written plan (the "Plan") specifying all of the differences among the classes of shares to be offered by the Portfolio. Prior to such offering, the Plan will be filed as an exhibit to the Fund's registration statement. The Plan sets forth all the differences among the classes, including those, if any, pertaining to shareholder services, distribution arrangements, expense allocations, and conversion or exchange options.


I.       ATTRIBUTES OF SHARE CLASSES

         This section discusses the attributes of the various classes of shares. Each share of the Portfolio represents an equal PRO RATA interest in the Portfolio and has identical voting rights, powers, qualifications, terms and conditions and, in proportion to each share's net asset value, liquidation rights and preferences. The classes differ in that: (a) each class has a different class designation; (b) only the Class A Shares are subject to a front-end sales charge ("FESC"); (c) only the Class B Shares are subject to a contingent deferred sales charge ("CDSC"), except that certain Class A shares may also be subject to a CDSC different from that to which the Class B shares are subject; (d) only the Class B Shares (as described below) are subject to distribution fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan"); (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; (f) the exchange privileges of each class differ from those of the other; and (g) as described below, record holders of certain Class B Shares will be entitled to convert those shares to Class A Shares at any time prior to a date to be determined.2/



--------
2/ Both classes of shares are subject to the same non-Rule 12b-1 shareholder servicing fee.

         A.       CLASS A SHARES

                  Class A Shares are sold to (1) retail and institutional customers and (2) persons entitled to exchange into Class A Shares under the exchange privileges of the Fund.

                  1. SALES LOADS. Class A Shares are sold subject to the current maximum FESC (with scheduled variations or eliminations of the sales charge, as permitted by the 1940 Act), except that certain Class A shares for which the FESC has been eliminated may instead be subject to a CDSC.

                  2. DISTRIBUTION AND SERVICE FEES. Class A Shares are not subject to a Rule 12b-1 distribution fee. However, they are, like the Class B Shares, subject to a shareholder servicing fee not to exceed .25% of the average daily net assets of the Portfolio.

                  3. CLASS EXPENSES. No expenses are allocated particularly to Class A Shares.

                  4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class A Shares are exchangeable for Class A Shares of the other portfolios of the Fund and for shares of the Money Market Portfolio of the Fund. Class A Shares have no conversion features.

         B.       CLASS B SHARES

                  Class B Shares are sold to (1) retail and institutional customers and (2) persons entitled to exchange into Class B Shares under the exchange privileges of the Fund. Shares of the Fund outstanding on the date that the two classes of shares are first made available will be redesignated Class B Shares.

                  1. SALES LOADS. Class B Shares are sold without the imposition of any FESC, but are subject to a CDSC (with scheduled variations or eliminations of the sales charge, as permitted by the 1940 Act).

                  2. DISTRIBUTION AND SERVICE FEES. Class B Shares are subject to a distribution fee pursuant to the Fund's Rule 12b-1 Plan not to exceed .75% of the average daily net assets of Class B and, like the Class A Shares, to a shareholder servicing fee not to exceed .25% of the average daily net assets of the Portfolio.

                  3. CLASS EXPENSES. No expenses other than the distribution fee are allocated particularly to Class B Shares.

                  4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class B Shares are exchangeable for Class B Shares of the other portfolios of the Fund and for shares of the Money Market Portfolio of the Fund. Record holders of "Qualified Class B Shares" (as defined below) will be entitled to convert those shares to Class A Shares at any time prior to a date to be determined. For this purpose, "Qualified Class B Shares" shall mean Class B Shares held of record by a broker-dealer, bank or other institution on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the record holder; and (ii) retirement and deferred compensation plans and trusts used to fund those plans.

         C.       ADDITIONAL CLASSES

                  In the future, the Portfolio may offer additional classes of shares which differ from the classes discussed above. However, any additional classes of shares must be approved by the Board, and the Plan must be amended to describe those classes.


II.      APPROVAL OF MULTIPLE CLASS PLAN

                  The Board of the Fund, including a majority of the independent Trustees, must approve the Plan initially. In addition, the Board must approve any material changes to the classes and the Plan prior to their implementation. The Board must find that the Plan is in the best interests of each class individually and the Portfolio as a whole. In making its findings, the Board should focus on, among other things, the relationships among the classes and examine potential conflicts of interest among classes regarding the allocation of fees, services, waivers and reimbursements of expenses, and voting rights. Most significantly, the Board should evaluate the level of services provided to each class and the cost of those services to ensure that the services are appropriate and that the costs thereof are reasonable. In accordance with the foregoing provisions of this Section II, the Board of the Fund has approved and adopted this Plan as of the date written below.

III.     DIVIDENDS AND DISTRIBUTIONS

                  Because of the differences in fees paid under a Rule 12b-1 Plan, the dividends payable to shareholders of a class will differ from the dividends payable to shareholders of the other class. Dividends paid to each class of shares in the Portfolio will, however, be declared and paid at the same time and, except for the differences in expenses listed above, will be determined in the same manner and paid in the same amounts per outstanding shares.


IV.      EXPENSE ALLOCATIONS

                  Income, realized and unrealized capital gains and losses, and Portfolio expenses not allocated to a particular class shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Portfolio.


Dated:  December 10, 1996

                                 THE ALGER FUND
                          ALGER MIDCAP GROWTH PORTFOLIO

                                   Rule 18f-3
                               Multiple Class Plan


         The ALGER MIDCAP GROWTH PORTFOLIO (the "Portfolio") of THE ALGER FUND (the "Fund"), has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares with differing distribution arrangements, voting rights and exchange and conversion features.

         Pursuant to Rule 18f-3, the Board of Trustees of the Fund has approved and adopted this written plan (the "Plan") specifying all of the differences among the classes of shares to be offered by the Portfolio. Prior to such offering, the Plan will be filed as an exhibit to the Fund's registration statement. The Plan sets forth all the differences among the classes, including those, if any, pertaining to shareholder services, distribution arrangements, expense allocations, and conversion or exchange options.


I.       ATTRIBUTES OF SHARE CLASSES

         This section discusses the attributes of the various classes of shares. Each share of the Portfolio represents an equal PRO RATA interest in the Portfolio and has identical voting rights, powers, qualifications, terms and conditions and, in proportion to each share's net asset value, liquidation rights and preferences. The classes differ in that: (a) each class has a different class designation; (b) only the Class A Shares are subject to a front-end sales charge ("FESC"); (c) only the Class B Shares are subject to a contingent deferred sales charge ("CDSC"), except that certain Class A shares may also be subject to a CDSC different from that to which the Class B shares are subject; (d) only the Class B Shares (as described below) are subject to distribution fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan"); (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; (f) the exchange privileges of each class differ from those of the other; and (g) as described below, record holders of certain Class B Shares will be entitled to convert those shares to Class A Shares at any time prior to a date to be determined.3/


         A.       CLASS A SHARES

                  Class A Shares are sold to (1) retail and institutional customers and (2) persons entitled to exchange into Class A Shares under the exchange privileges of the Fund.


--------
3/ Both classes of shares are subject to the same non-Rule 12b-1 shareholder servicing fee.

                  1. SALES LOADS. Class A Shares are sold subject to the current maximum FESC (with scheduled variations or eliminations of the sales charge, as permitted by the 1940 Act), except that certain Class A shares for which the FESC has been eliminated may instead be subject to a CDSC.

                  2. DISTRIBUTION AND SERVICE FEES. Class A Shares are not subject to a Rule 12b-1 distribution fee. However, they are, like the Class B Shares, subject to a shareholder servicing fee not to exceed .25% of the average daily net assets of the Portfolio.

                  3. CLASS EXPENSES. No expenses are allocated particularly to Class A Shares.

                  4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class A Shares are exchangeable for Class A Shares of the other portfolios of the Fund and for shares of the Money Market Portfolio of the Fund. Class A Shares have no conversion features.

         B.       CLASS B SHARES

                  Class B Shares are sold to (1) retail and institutional customers and (2) persons entitled to exchange into Class B Shares under the exchange privileges of the Fund. Shares of the Fund outstanding on the date that the two classes of shares are first made available will be redesignated Class B Shares.

                  1. SALES LOADS. Class B Shares are sold without the imposition of any FESC, but are subject to a CDSC (with scheduled variations or eliminations of the sales charge, as permitted by the 1940 Act).

                  2. DISTRIBUTION AND SERVICE FEES. Class B Shares are subject to a distribution fee pursuant to the Fund's Rule 12b-1 Plan not to exceed .75% of the average daily net assets of Class B and, like the Class A Shares, to a shareholder servicing fee not to exceed .25% of the average daily net assets of the Portfolio.

                  3. CLASS EXPENSES. No expenses other than the distribution fee are allocated particularly to Class B Shares.

                  4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class B Shares are exchangeable for Class B Shares of the other portfolios of the Fund and for shares of the Money Market Portfolio of the Fund. Record holders of "Qualified Class B Shares" (as defined below) will be entitled to convert those shares to Class A Shares at any time prior to a date to be determined. For this purpose, "Qualified Class B Shares" shall mean Class B Shares held of record by a broker-dealer, bank or other institution on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the record holder; and (ii) retirement and deferred compensation plans and trusts used to fund those plans.

         C.       ADDITIONAL CLASSES

                  In the future, the Portfolio may offer additional classes of shares which differ from the classes discussed above. However, any additional classes of shares must be approved by the Board, and the Plan must be amended to describe those classes.


II.      APPROVAL OF MULTIPLE CLASS PLAN

                  The Board of the Fund, including a majority of the independent Trustees, must approve the Plan initially. In addition, the Board must approve any material changes to the classes and the Plan prior to their implementation. The Board must find that the Plan is in the best interests of each class individually and the Portfolio as a whole. In making its findings, the Board should focus on, among other things, the relationships among the classes and examine potential conflicts of interest among classes regarding the allocation of fees, services, waivers and reimbursements of expenses, and voting rights. Most significantly, the Board should evaluate the level of services provided to each class and the cost of those services to ensure that the services are appropriate and that the costs thereof are reasonable. In accordance with the foregoing provisions of this Section II, the Board of the Fund has approved and adopted this Plan as of the date written below.

III.     DIVIDENDS AND DISTRIBUTIONS

                  Because of the differences in fees paid under a Rule 12b-1 Plan, the dividends payable to shareholders of a class will differ from the dividends payable to shareholders of the other class. Dividends paid to each class of shares in the Portfolio will, however, be declared and paid at the same time and, except for the differences in expenses listed above, will be determined in the same manner and paid in the same amounts per outstanding shares.


IV.      EXPENSE ALLOCATIONS

                  Income, realized and unrealized capital gains and losses, and Portfolio expenses not allocated to a particular class shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Portfolio.


Dated:  December 10, 1996

                                 THE ALGER FUND
                             ALGER GROWTH PORTFOLIO

                                   Rule 18f-3
                               Multiple Class Plan


         The ALGER GROWTH PORTFOLIO (the "Portfolio") of THE ALGER FUND (the "Fund"), has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares with differing distribution arrangements, voting rights and exchange and conversion features.

         Pursuant to Rule 18f-3, the Board of Trustees of the Fund has approved and adopted this written plan (the "Plan") specifying all of the differences among the classes of shares to be offered by the Portfolio. Prior to such offering, the Plan will be filed as an exhibit to the Fund's registration statement. The Plan sets forth all the differences among the classes, including those, if any, pertaining to shareholder services, distribution arrangements, expense allocations, and conversion or exchange options.


I.       ATTRIBUTES OF SHARE CLASSES

         This section discusses the attributes of the various classes of shares. Each share of the Portfolio represents an equal PRO RATA interest in the Portfolio and has identical voting rights, powers, qualifications, terms and conditions and, in proportion to each share's net asset value, liquidation rights and preferences. The classes differ in that: (a) each class has a different class designation; (b) only the Class A Shares are subject to a front-end sales charge ("FESC"); (c) only the Class B Shares are subject to a contingent deferred sales charge ("CDSC") except that certain Class A shares may also be subject to a CDSC different from that to which the Class B shares are subject; (d) only the Class B Shares (as described below) are subject to distribution fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan"); (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; (f) the exchange privileges of each class differ from those of the other; and (g) as described below, record holders of certain Class B Shares will be entitled to convert those shares to Class A Shares at any time prior to a date to be determined.4/


         A.       CLASS A SHARES

                  Class A Shares are sold to (1) retail and institutional customers and (2) persons entitled to exchange into Class A Shares under the exchange privileges of the Fund.

--------
4/ Both classes of shares are subject to the same non-Rule 12b-1 shareholder servicing fee.

                  1. SALES LOADS. Class A Shares are sold subject to the current maximum FESC (with scheduled variations or eliminations of the sales charge, as permitted by the 1940 Act) except that certain Class A shares for which the FESC has been eliminated may instead be subject to a CDSC.

                  2. DISTRIBUTION AND SERVICE FEES. Class A Shares are not subject to a Rule 12b-1 distribution fee. However, they are, like the Class B Shares, subject to a shareholder servicing fee not to exceed .25% of the average daily net assets of the Portfolio.

                  3. CLASS EXPENSES. No expenses are allocated particularly to Class A Shares.

                  4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class A Shares are exchangeable for Class A Shares of the other portfolios of the Fund and for shares of the Money Market Portfolio of the Fund. Class A Shares have no conversion features.

         B.       CLASS B SHARES

                  Class B Shares are sold to (1) retail and institutional customers and (2) persons entitled to exchange into Class B Shares under the exchange privileges of the Fund. Shares of the Fund outstanding on the date that the two classes of shares are first made available will be redesignated Class B Shares.

                  1. SALES LOADS. Class B Shares are sold without the imposition of any FESC, but are subject to a CDSC (with scheduled variations or eliminations of the sales charge, as permitted by the 1940 Act).

                  2. DISTRIBUTION AND SERVICE FEES. Class B Shares are subject to a distribution fee pursuant to the Fund's Rule 12b-1 Plan not to exceed .75% of the average daily net assets of Class B and, like the Class A Shares, to a shareholder servicing fee not to exceed .25% of the average daily net assets of the Portfolio.

                  3. CLASS EXPENSES. No expenses other than the distribution fee are allocated particularly to Class B Shares.

                  4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class B Shares are exchangeable for Class B Shares of the other portfolios of the Fund and for shares of the Money Market Portfolio of the Fund. Record holders of "Qualified Class B Shares" (as defined below) will be entitled to convert those shares to Class A Shares at any time prior to a date to be determined. For this purpose, "Qualified Class B Shares" shall mean Class B Shares held of record by a broker-dealer, bank or other institution on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the record holder; and (ii) retirement and deferred compensation plans and trusts used to fund those plans.

         C.       ADDITIONAL CLASSES

                  In the future, the Portfolio may offer additional classes of shares which differ from the classes discussed above. However, any additional classes of shares must be approved by the Board, and the Plan must be amended to describe those classes.


II.      APPROVAL OF MULTIPLE CLASS PLAN

                  The Board of the Fund, including a majority of the independent Trustees, must approve the Plan initially. In addition, the Board must approve any material changes to the classes and the Plan prior to their implementation. The Board must find that the Plan is in the best interests of each class individually and the Portfolio as a whole. In making its findings, the Board should focus on, among other things, the relationships among the classes and examine potential conflicts of interest among classes regarding the allocation of fees, services, waivers and reimbursements of expenses, and voting rights. Most significantly, the Board should evaluate the level of services provided to each class and the cost of those services to ensure that the services are appropriate and that the costs thereof are reasonable. In accordance with the foregoing provisions of this Section II, the Board of the Fund has approved and adopted this Plan as of the date written below.

III.     DIVIDENDS AND DISTRIBUTIONS

                  Because of the differences in fees paid under a Rule 12b-1 Plan, the dividends payable to shareholders of a class will differ from the dividends payable to shareholders of the other class. Dividends paid to each class of shares in the Portfolio will, however, be declared and paid at the same time and, except for the differences in expenses listed above, will be determined in the same manner and paid in the same amounts per outstanding shares.


IV.      EXPENSE ALLOCATIONS

                  Income, realized and unrealized capital gains and losses, and Portfolio expenses not allocated to a particular class shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Portfolio.


Dated:  December 10, 1996

                                 THE ALGER FUND
                      ALGER CAPITAL APPRECIATION PORTFOLIO

                                   Rule 18f-3
                               Multiple Class Plan


         The ALGERCAPITAL APPRECIATION PORTFOLIO (the "Portfolio") of THE ALGER FUND (the "Fund"), has elected to rely on Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"), in offering multiple classes of shares with differing distribution arrangements, voting rights and exchange and conversion features.

         Pursuant to Rule 18f-3, the Board of Trustees of the Fund has approved and adopted this written plan (the "Plan") specifying all of the differences among the classes of shares to be offered by the Portfolio. Prior to such offering, the Plan will be filed as an exhibit to the Fund's registration statement. The Plan sets forth all the differences among the classes, including those, if any, pertaining to shareholder services, distribution arrangements, expense allocations, and conversion or exchange options.


I.       ATTRIBUTES OF SHARE CLASSES

         This section discusses the attributes of the various classes of shares. Each share of the Portfolio represents an equal PRO RATA interest in the Portfolio and has identical voting rights, powers, qualifications, terms and conditions and, in proportion to each share's net asset value, liquidation rights and preferences. The classes differ in that: (a) each class has a different class designation; (b) only the Class A Shares are subject to a front-end sales charge ("FESC"); (c) only the Class B Shares are subject to a contingent deferred sales charge ("CDSC"), except that certain Class A shares may also be subject to a CDSC different from that to which the Class B shares are subject; (d) only the Class B Shares (as described below) are subject to distribution fees under a plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan"); (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; (f) the exchange privileges of each class differ from those of the other; and (g) as described below, record holders of certain Class B Shares will be entitled to convert those shares to Class A Shares at any time prior to a date to be determined.5/



--------
5/ Both classes of shares are subject to the same non-Rule 12b-1 shareholder servicing fee.

         A.       CLASS A SHARES

                  Class A Shares are sold to (1) retail and institutional customers and (2) persons entitled to exchange into Class A Shares under the exchange privileges of the Fund.

                  1. SALES LOADS. Class A Shares are sold subject to the current maximum FESC (with scheduled variations or eliminations of the sales charge, as permitted by the 1940 Act), except that certain Class A shares for which the FESC has been eliminated may instead be subject to a CDSC.

                  2. DISTRIBUTION AND SERVICE FEES. Class A Shares are not subject to a Rule 12b-1 distribution fee. However, they are, like the Class B Shares, subject to a shareholder servicing fee not to exceed .25% of the average daily net assets of the Portfolio.

                  3. CLASS EXPENSES. No expenses are allocated particularly to Class A Shares.

                  4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class A Shares are exchangeable for Class A Shares of the other portfolios of the Fund and for shares of the Money Market Portfolio of the Fund. Class A Shares have no conversion features.

         B.       CLASS B SHARES

                  Class B Shares are sold to (1) retail and institutional customers and (2) persons entitled to exchange into Class B Shares under the exchange privileges of the Fund. Shares of the Fund outstanding on the date that the two classes of shares are first made available will be redesignated Class B Shares.

                  1. SALES LOADS. Class B Shares are sold without the imposition of any FESC, but are subject to a CDSC (with scheduled variations or eliminations of the sales charge, as permitted by the 1940 Act).

                  2. DISTRIBUTION AND SERVICE FEES. Class B Shares are subject to a distribution fee pursuant to the Fund's Rule 12b-1 Plan not to exceed .75% of the average daily net assets of Class B and, like the Class A Shares, to a shareholder servicing fee not to exceed .25% of the average daily net assets of the Portfolio.

                  3. CLASS EXPENSES. No expenses other than the distribution fee are allocated particularly to Class B Shares.

                  4. EXCHANGE PRIVILEGES AND CONVERSION FEATURES. Class B Shares are exchangeable for Class B Shares of the other portfolios of the Fund and for shares of the Money Market Portfolio of the Fund. Record holders of "Qualified Class B Shares" (as defined below) will be entitled to convert those shares to Class A Shares at any time prior to a date to be determined. For this purpose, "Qualified Class B Shares" shall mean Class B Shares held of record by a broker-dealer, bank or other institution on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services, and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the record holder; and (ii) retirement and deferred compensation plans and trusts used to fund those plans.

         C.       ADDITIONAL CLASSES

                  In the future, the Portfolio may offer additional classes of shares which differ from the classes discussed above. However, any additional classes of shares must be approved by the Board, and the Plan must be amended to describe those classes.


II.      APPROVAL OF MULTIPLE CLASS PLAN

                  The Board of the Fund, including a majority of the independent Trustees, must approve the Plan initially. In addition, the Board must approve any material changes to the classes and the Plan prior to their implementation. The Board must find that the Plan is in the best interests of each class individually and the Portfolio as a whole. In making its findings, the Board should focus on, among other things, the relationships among the classes and examine potential conflicts of interest among classes regarding the allocation of fees, services, waivers and reimbursements of expenses, and voting rights. Most significantly, the Board should evaluate the level of services provided to each class and the cost of those services to ensure that the services are appropriate and that the costs thereof are reasonable. In accordance with the foregoing provisions of this Section II, the Board of the Fund has approved and adopted this Plan as of the date written below.

III.     DIVIDENDS AND DISTRIBUTIONS

                  Because of the differences in fees paid under a Rule 12b-1 Plan, the dividends payable to shareholders of a class will differ from the dividends payable to shareholders of the other class. Dividends paid to each class of shares in the Portfolio will, however, be declared and paid at the same time and, except for the differences in expenses listed above, will be determined in the same manner and paid in the same amounts per outstanding shares.


IV.      EXPENSE ALLOCATIONS

                  Income, realized and unrealized capital gains and losses, and Portfolio expenses not allocated to a particular class shall be allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the Portfolio.


Dated:  December 10, 1996

SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Registrant certifies that this Registration Statement meets all of the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York and State of New York on the 20 day of December, 1996.


                                          THE ALGER FUND


                                          By: /s/ David D. Alger, President
                                              -----------------------------
                                                David D. Alger, President

ATTEST: /s/ Gregory S. Duch, Treasurer
        ------------------------------
          Gregory S. Duch, Treasurer


                  Pursuant to the requirements of the Securities Act of 1933, this Amendment has bee signed below by the following persons in the capacities and on the dates indicated.


Signature                               Title                         Date
---------                               -----                         ----

*
------------------------        Chairman of the Board          December 20, 1996
Fred M. Alger III


/s/ David D. Alger
------------------------        President and Trustee          December 20, 1996
    David D. Alger              (Chief Executive Officer)

/s/ Gregory S. Duch             Treasurer
------------------------        (Chief Financial and           December 20, 1996
    Gregory S. Duch               Accounting Officer)

*
------------------------        Trustee                        December 20, 1996
 Nathan E. Saint-Amand

*
------------------------        Trustee                        December 20, 1996
    Stephen E. O'Neil

*
------------------------        Trustee                        December 20, 1996
    Arthur M. Dubow

*
------------------------        Trustee                        December 20, 1996
     John T. Sargent

* By:/s/ Gregory S. Duch
------------------------
    Gregory S. Duch
    Attorney-in-Fact